Supplement dated May 19, 2010
to the Statement of Additional Information
for Principal Funds. Inc.
dated March 1, 2010

(as supplemented on March 17, 2010 and May 3, 2010)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

Sub-Advisor: Edge Asset Management, Inc.
In the “Other Accounts Managed” table, delete the references to John R. Friedl, Scott J. Peterson, and
Joseph T. Suty and add the following information (information as of March 31, 2010):

	Other Accounts Managed
				Total Assets
			Number	of the
			of Accounts	Accounts
			that base	that base
	Total	Total Assets	the Advisory	the Advisory
	Number of	in the	Fee on	Fee on
	Accounts	Accounts	Performance	Performance
John R. Friedl: Short-Term Income, Income, and
Government & High Quality Bond Funds
Registered investment companies	3	$538 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts managed	1	$585 million	0	$0

Scott J. Peterson: Short-Term Income, Income,
and Government & High Quality Bond Funds
Registered investment companies	3	$538 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts managed	1	$585 million	0	$0

Ryan P. McCann: Short-Term Income, Income,
and Government & High Quality Bond Funds
Registered investment companies	3	$538 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts managed	1	$585 million	0	$0

Brian L. Placzek: Short-Term Income, Income, and
Government & High Quality Bond Funds
Registered investment companies	3	$538 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts managed	1	$585 million	0	$0

Dan R. Coleman: Equity Income and Capital
Appreciation Funds
Registered investment companies	2	$579 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Delete the information under the “Compensation” heading and substitute the following:

Edge Asset Management offers a competitive salary and incentive compensation plan that is evaluated periodically relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The incentive compensation is well aligned with client goals and objectives with the primary driver for incentive compensation for our investment professionals being investment performance relative to appropriate client benchmarks and peer groups. Firm financial metrics, which may include revenue and sales growth metrics, are another component of incentive compensation.

The incentive-based portion of the Portfolio Managers' compensation is determined by an evaluation of the firm’s financial metrics and a combination of their professional and investment performance. Professional performance is assessed by reference to a Portfolio Manager's satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Investment performance is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups. Each Portfolio Manager's performance is based on the percentile rankings of the Funds for which the manager is primarily responsible. Incentive compensation can be targeted up to 125% of a portfolio manager's total compensation but could be higher or lower depending on measurement factors.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year's professional and investment performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan.

In the “Ownership of Securities” table, delete the references to John R. Friedl, Scott J. Peterson, and Joseph T. Suty and add the following information (information as of May 18, 2010):

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Scott J. Peterson	Income Fund	None
John R. Friedl	Government & High Quality Bond Fund	None
John R. Friedl	Short-Term Income Fund	None
Ryan P. McCann	Government & High Quality Bond Fund	None
Ryan P. McCann	Income Fund	None
Ryan P. McCann	Short-Term Income Fund	None
Brian L. Placzek	Government & High Quality Bond Fund	None
Brian L. Placzek	Income Fund	None
Brian L. Placzek	Short-Term Income Fund	None
Dan R. Coleman	Capital Appreciation Fund	$50,001 - $ 100,000
Dan R. Coleman	Equity Income Fund	$50,001 - $ 100,000